Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of September 19, 2014.

/s/ Gregory C. Case
Gregory C. Case

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of September 19, 2014.

/s/ Lester B. Knight
Lester B. Knight

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of September 19, 2014.

/s/ Fulvio Conti
Fulvio Conti

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of September 19, 2014.

/s/ Cheryl A. Francis
Cheryl A. Francis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of September 23, 2014.

/s/ Edgar D. Jannotta
Edgar D. Jannotta

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of September 19, 2014.

/s/ James W. Leng
James W. Leng

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of September 19, 2014.

/s/ J. Michael Losh
J. Michael Losh

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of September 19, 2014.

/s/ Robert S. Morrison
Robert S. Morrison

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of October 6, 2014.

/s/ Richard B. Myers
Richard B. Myers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of September 19, 2014.

/s/ Richard C. Notebaert
Richard C. Notebaert

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of September 19, 2014.

/s/ Gloria Santona
Gloria Santona

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to the Aon plc 2011 Incentive Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of September 19, 2014.

/s/ Carolyn Y. Woo
Carolyn Y. Woo